Collaborations	9 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Collaborations

8. Collaborations

DexCom Development and Commercialization Agreement

In February 2012, the Company entered into a Development and Commercialization Agreement (the “DexCom Agreement”) with DexCom, Inc. (“DexCom”) for the purpose of collaborating on the development and commercialization of an integrated system which incorporates the t:slim Insulin Delivery System with DexCom’s proprietary CGM system.

Under the DexCom Agreement, the Company paid DexCom $1.0 million at the commencement of the collaboration in 2012, $1.0 million in 2014 upon the achievement of t:slim G4 pre-market approval (“PMA”) submission to the FDA and an additional $1.0 million in September 2015 upon approval of the PMA submission by the FDA. All payments were recorded as research and development costs in their respective years.

Additionally, upon commercialization of the t:slim G4 Pump, and as compensation for the non-exclusive license rights, under the original DexCom Agreement, the Company agreed to pay DexCom a royalty calculated at $100 per integrated system sold.

In September 2015, the Company entered into an amendment to the DexCom Agreement (the “Amendment”). Pursuant to the Amendment, in lieu of the $100 royalty payment for each integrated system sold, the Company agreed to commit $100 of each t:slim G4 integrated system sold to incremental marketing activities associated with t:slim G4 integrated systems that are in addition to a level of ordinary course marketing activities or marketing activities to support other Company and

DexCom jointly funded development projects. The committed marketing fund is recorded as an increase to cost of sales and current liability in the period that the related t:slim G4 Pump sale is recorded. The Company recorded such marketing fund commitment of $0.7 million and $0.4 million in the years ended December 31, 2016 and 2015, respectively. The Company utilized the committed marketing funds of $0.4 million and zero in the years ended December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, the Company had a marketing fund liability of $0.7 million and $0.4 million, respectively, recorded in other current liabilities on the accompanying balance sheet.

JDRF Collaboration

In January 2013, the Company entered into a Research, Development and Commercialization Agreement (“JDRF Agreement”) with JDRF to develop the t:dual Infusion System, a first-of-its-kind, dual-chamber infusion pump for the management of diabetes. According to the terms of the JDRF Agreement, JDRF would provide research funding of up to $3.0 million based on the achievement of research and development milestones, not to exceed research costs incurred by the Company.

In February 2016, the Company and JDRF entered into a termination agreement (“JDRF Termination Agreement”), where both parties mutually terminated the JDRF Agreement. As of December 31, 2015, milestone payment achievements totaled $0.7 million, and research and development costs were offset cumulatively by $0.5 million. Under the terms of the JDRF Termination Agreement, the Company agreed to repay JDRF $0.7 million, which is equal to the amount of milestone payments received by the Company to date. The Company accrued for the repayment in other current liabilities on the accompanying balance sheet as of December 31, 2015 and repaid such amount during the first quarter of 2016.